UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 8, 2016

Hansen Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33151	14-1850535
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 East Middlefield Road, Mountain View, California		94043
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 404-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2016, Jack W. Schuler, a director of Hansen Medical, Inc. (the "Company"), notified the Company of his intention to resign from the Company’s board of directors (the "Board"). On January 12, 2016, Mr. Schuler notified the Company's Chairman of the Board that he officially resigned from the Company's Board. Mr. Schuler’s decision to resign did not involve any disagreement with the Company, the Company’s management or the Board. A copy of the press release announcing Mr. Schuler’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On January 14, 2016, the Company announced that its Board has entered a process to explore strategic alternatives for the Company focused on enhancing stockholder value, including, but not limited to, a licensing transaction, a refinancing transaction, a strategic business combination, partnership, a possible sale or disposition of one or more corporate assets or the Company itself. As part of its review of strategic alternatives, the Company formed a special committee of independent directors. The special committee retained Perella Weinberg Partners LP to serve as its financial advisor. There can be no assurance that this exploration process will result in any transaction. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "will," "plan," "continue," "expects," "potential," "believes," "goal," "estimate," "anticipates," and other similar words. These statements are based on the current estimates and assumptions of the Company’s management as of the date of this Current Report on Form 8-K and are subject to risks, uncertainties, changes in circumstances and other factors that may cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this Current Report on Form 8-K. Examples of such statements include statements regarding strategic alternatives, the growing market for the Company’s products, user experiences, the business environment and the potential benefits of the Company’s robotic systems for hospitals, patients and physicians. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: factors relating to engineering, regulatory, manufacturing, sales and customer service challenges in developing new products and entering new markets; potential safety and regulatory issues that could slow or suspend the Company’s development efforts and sales; the effect of credit, financial and economic conditions on capital spending by the Company’s potential customers; the rate of adoption of the Company’s systems and the rate of use of the Company’s catheters; the Company’s ability to manage expenses and cash flow, and obtain adequate financing; and other risks more fully described in the "Risk Factors" in the Company’s annual report on Form 10-K for the year ended December 31, 2014, as updated from time to time by the Company’s quarterly reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Given these uncertainties, all forward-looking statements are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number Description
99.1 Press Release dated January 14, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hansen Medical, Inc.

January 14, 2016	By:	/s/ Christopher P. Lowe

Name: Christopher P. Lowe
Title: Interim Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 14, 2016